SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 22, 2007
                                                          -------------


                              Northwest Bancorp, Inc.
                              ----------------------
             (Exact name of registrant as specified in its charter)


        United States                    0-23817             23-2900888
-----------------------------      ------------------      -----------------
(State or other jurisdiction       (Commission File No.)   (I.R.S. Employer
      of incorporation)                                    Identification No.)


                               100 Liberty Street
                              Warren, Pennsylvania                 16365
                     (Address of principal executive office)     (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                  Not Applicable
            -----------------------------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 8.01         Other Events
                  ------------
                  On June 22, 2007, Northwest Bancorp, Inc. completed the acquisition of Penn Laurel Financial Corp. and its subsidiary, CSB Bank. A press release announcing the merger of CSB Bank into Northwest Savings Bank is attached as
                  Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------
                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Not applicable

                  (d)      Exhibits

                           Exhibit No.       Description
                           -----------       -----------
                           99.1              Press release dated June 25, 2007





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        NORTHWEST BANCORP, INC.


DATE:  June 25, 2007                    By:  \s\ William W. Harvey, Jr.
       -------------------                   --------------------------
                                             William W. Harvey, Jr.
                                             Executive Vice President, Finance
                                             and Chief Financial Officer





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                                  EXHIBIT 99.1

                        PRESS RELEASE DATED JUNE 25, 2007